WEALTHHOUND.COM, INC.
                  2000 STOCK OPTION PLAN STOCK OPTION AGREEMENT

         1. GRANT OF OPTION. WealthHound.com, Inc., a Florida corporation (the "COMPANY"), hereby grants to the Optionee named in the Notice of Grant (the "OPTIONEE"), an option (the "OPTION") to purchase a total number of shares of Common Stock (the "SHARES") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of WealthHound.com, Inc.'s 2000 Stock Option Plan (the "PLAN") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Section 5 hereof and Section 9 of the Plan as follows:

                  (i)      RIGHT TO EXERCISE.
                           -----------------

                    (a) This Option may not be exercised for a fraction of a share.

                    (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

                    (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

                  (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached as Appendix A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price, as set forth in Section 4 below. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such

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


compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company a separate investment representation statement.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  (i)      cash;

                  (ii)     check;

                  (iii) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

                  (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price; or

                  (v) such other forms of payment permitted under the Plan but only if the Administrator consents thereto, which consent may be withheld by the Administrator in its sole discretion.

         5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's consulting relationship or Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Termination Period set out in the Notice of Grant; PROVIDED, HOWEVER, that if such relationship is terminated for "Cause" (as defined in Section 2(d) of the Plan), this Option


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

shall terminate immediately. To the extent that Optionee was not entitled to exercise this Option at the Termination Date, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

         7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability (as defined in Section 22(e)(3) of the Code), (i) if Optionee is an Employee, Optionee or his Legal Representative may, but only within twelve (12) months from the date of termination of employment, or (ii) if Optionee is a Consultant, Optionee or his Legal Representative may, at any time after the date of termination of the consulting relationship, or within such other period of time as determined by the Administrator (but in each case in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         8. DEATH OF OPTIONEE. In the event of the death of Optionee, the Option may be exercised, (i) if Optionee is an Employee, at any time within twelve (12) months following the date of death, or (ii) if Optionee is a Consultant, at any time following the date of death, or within such other period of time as determined by the Administrator (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's Legal Representative but only to the extent the Optionee could exercise the Option at the date of death.

         9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by him or his Legal Representative. In the case of a Nonstatutory Stock Option, sale, pledge, hypothecation, transfer or disposition may be by will, descent or distribution and as otherwise permitted by the Administrator. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. If this Option is an Incentive Stock Option, the limitations of Section 7 of the Plan regarding (i) Options designated as Incentive Stock Options; and (ii) if applicable, Incentive Stock Options granted to more than ten percent (10%) shareholders, shall apply to this Option.

         11. TAXATION UPON EXERCISE OF OPTION. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. If the Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount


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

equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionees current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender and (b) have a Fair Market Value on the date of surrender equal to or less than Optionees marginal tax rate times the ordinary income recognized, or
(iv) in the discretion of the Administrator, by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE").

         If the Optionee is subject to Section 16 of the Exchange Act (an "INSIDER"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("RULE 16B-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (i) the election must be made on or prior to the applicable Tax Date;

                  (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (iii) all elections shall be subject to the consent or disapproval of the Administrator; and

                  (iv) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         12. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of(1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the

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

compensation income recognized by the Optionee from the early disposition by payment in cash or out of the compensation paid to the Optionee.

         13. FORFEITURE FOR VIOLATION OF EMPLOYMENT AGREEMENT. In the event that Optionee violates any of his or her Confidentiality or Non-Competition obligations arising under Optionee's employment agreement or other agreement with the Company, then (i) all profits or gains realized by Optionee as a result of the exercise of any portion of the Option or the sale of any of the Shares, shall be forfeited and returned to the Company, and (ii) any of the then unexercised portion of the Option shall be immediately terminated.

         14.      "VESTING".  [RESERVED]
                   -------
                                                     WEALTHHOUND.COM, INC.


                           By: _______________________

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

         Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof and hereby accepts this Option subject to all of the terms and provisions thereof Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

Dated:___________          ______________________________
                                    Optionee


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

         APPENDIX A
         ----------
                             2000 STOCK OPTION PLAN

                                 EXERCISE NOTICE

WealthHound.com, Inc.




         1. EXERCISE OF OPTION. Effective as of today, ____________ 20__, the undersigned ("OPTIONEE") hereby elects to exercise Optionee's option to purchase __________ shares of the Common Stock (the "SHARES") of WealthHound.com, Inc. (the "COMPANY") under and pursuant to the Company's 2000 Stock Option Plan, as amended (the "PLAN") and the [ ] Incentive [ ] Nonstatutory Stock Option Agreement dated ________ (the "OPTION AGREEMENT").

         2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

         3. COMPLIANCE WITH SECURITIES LAWS. Optionee understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 ACT"), and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

         4. FEDERAL RESTRICTIONS ON TRANSFER. Optionee understands that the Shares have not been registered under the 1933 Act and therefore cannot be resold and must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the 1933 Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then be held for at least one year (and in some cases two years) before they may be resold under Rule 144.

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

         5. RIGHTS AS SHAREHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except, as provided in Section 12 of the Plan.

         Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares.

         6. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         7.       RESTRICTIVE LEGENDS AND STOCK-TRANSFER ORDERS.
                  ---------------------------------------------

                  (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE
                  OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.



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

                  (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate stop-transfer instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         8. MARKET STANDOFF AGREEMENT. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; PROVIDED, HOWEVER, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of each such 180-day period.

         9. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

         10. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or Administrator of the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on the Company and on Optionee.

         11. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         12. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.



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

          13. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          14. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

          15. ENTIRE AGREEMENT The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                               Accepted by:

OPTIONEE:                                   WEALTHHOUND.COM, INC.



                    By:_____________________________________

                    Its:_____________________________________

(Signature)

ADDRESS                                     ADDRESS

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